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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 4, 2006

                              NTL INCORPORATED
           (Exact name of Registrant as specified in its charter)

        DELAWARE                 FILE NO. 000-50886               52-3778427
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS


Item 2.01      Completion of Acquisition or Disposition of Assets.

SIGNATURES

Exhibit 99.1   Press Release dated July 4, 2006


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ITEM 2.01      NTL INCORPORATED COMPLETES ACQUISITION OF VIRGIN MOBILE.

On July 4, 2006, NTL Incorporated (the "Company") successfully completed its offer to acquire 100% of the shares of Virgin Mobile (UK) Holdings plc ("Virgin Mobile") through a UK Scheme of Arrangement (the "Scheme"). The High Court of Justice in England and Wales in London sanctioned the Scheme on June 30, 2006 and approved the reduction of Virgin Mobile's share capital comprised within the Scheme on July 3, 2006. Virgin Mobile's shares were de-listed from the London Stock Exchange on July 4, 2006.

As previously disclosed by the Company in a Form 8-K filed on April 4, 2006 (the "April Form 8-K"), Virgin Mobile shareholders had the opportunity to elect to receive, for each share of Virgin Mobile, (a) (pound)3.72 in cash,
(b) 0.23245 shares of the Company's common stock, or (c) 0.18596 shares of the Company's common stock plus (pound)0.67 in cash. Based on the elections made, the Company will issue approximately 34.4 million new shares of NTL Common Stock, including 34.2 million shares to be issued to Virgin Entertainment Investment Holdings Limited ("Virgin Entertainment") and will pay approximately (pound)417 million in cash to the former Virgin Mobile shareholders. The Company will finance the cash consideration in the Offer, and the refinancing in full of Virgin Mobile's existing credit facilities, utilizing (i) additional borrowings under the Company's current credit facilities; and (ii) cash on hand. The Company will borrow (pound)475 million, comprising (a) (pound)175 million of borrowings under a 5-year amortizing term loan facility, and (b) a (pound)300 million 6 1/2-year bullet repayment facility. The last day for dispatch of the consideration due to Virgin Mobile shareholders under the Scheme is July 18, 2006.

As also disclosed in the April Form 8-K, the Company has entered into a trade mark license agreement (the "License Agreement") with Virgin Enterprises Limited ("Virgin Enterprises"), an affiliate of Virgin Entertainment, pursuant to which Virgin Enterprises granted the Company certain rights to use certain Virgin trade marks for consumer businesses within the United Kingdom and Ireland. An ancillary agreement to the License Agreement permits Virgin Enterprises to propose one candidate (and successors to that candidate) to serve on the Company's Board of Directors.

The joint press release issued by the Company and Virgin Mobile announcing the completion of the Offer is attached as Exhibit 99.1 hereto.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 5, 2006                     NTL INCORPORATED




                                        By: /s/ Bryan H. Hall
                                           ------------------------------------
                                           Bryan H. Hall
                                           Secretary


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                               EXHIBIT INDEX
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EXHIBIT               DESCRIPTION
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99.1                  Press Release dated July 4, 2006
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